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                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004



                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934





        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 6, 2001



                           PROBUSINESS SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
          DELAWARE                                001-13325-89                            94-2976066
(STATE OR OTHER JURISDICTION OF                COMMISSION FILE NO.                    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                                                     IDENTIFICATION NUMBER)
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                                4125 Hopyard Rd.
                          Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (925) 737-3500
              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS

     On August 6, 2001, ProBusiness Services, Inc. issued a press release announcing that the Board of Directors of ProBusiness Services, Inc. approved the adoption of a Preferred Stock Rights Agreement. The press release is attached as Exhibit 99 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

          Exhibit 99 ProBusiness Services, Inc. Press Release issued August 6, 2001.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ProBusiness Services, Inc.
                                        (Registrant)

Date:  August 6, 2001
                                        By: /s/ Steven Klei
                                            ---------------------------------
                                        Steven Klei
                                        Executive Vice President, Finance,
                                        Chief Financial Officer and Secretary

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                                  EXHIBIT INDEX

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Exhibit
Number
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
 99       ProBusiness Services, Inc. Press Release issued August 6, 2001.
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